                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: OCTOBER 20, 1999


                      HIGH VOLTAGE ENGINEERING CORPORATION
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             (Exact name of registrant as specified in its charter)

      MASSACHUSETTS                        1-4737                 04-2035796
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
           Incorporation)                                    Identification No.)


         401 EDGEWATER PLACE, SUITE 680, WAKEFIELD, MASSACHUSETTS 01880
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (781) 224-1001
                                                            ---------------



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ITEM 5. OTHER EVENTS.

         On October 13, 1999, the Registrant announced that it entered into a definitive purchase agreement to acquire Ansaldo Sistemi Industrialis, S.p.A. ("ASI"), a wholly owned subsidiary of Finmeccanica S.p.A. In connection with this announcement, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 2.1 and is specifically incorporated herein by reference.


  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits.


              Exhibit Number                 Description
              -------------                  -----------

                  *99.1                      Press release, dated October 13, 1999.


*Filed Herewith



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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 1999



                                                  HIGH VOLTAGE ENGINEERING
                                                  CORPORATION



                                                  By: /s/ Joseph W. McHugh, Jr.
                                                      --------------------------
                                                  Name:  Joesph W. McHugh, Jr.
                                                  Title: Vice President and
                                                         Chief Financial Officer